UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois	60606-2807
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1 North Wacker Drive Chicago, Illinois 60606-2807
(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Semiannual Report | June 30, 2018

Includes:

• Series G

• Series M

• Series S

• Series T

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SMA Relationship Trust—Series G

August 17, 2018

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2018.

Portfolio performance

For the six-month reporting period ended June 30, 2018, the Fund returned -1.73%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned -2.77%.

The Fund produced a negative absolute but outperformed its benchmark, driven by broad-based positive stock selection. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 6.)

Market overview

The year started with a strong month of returns in January 2018, which was a continuation from the solid returns experienced in 2017. However, markets suffered a broad-based technical selloff in February, followed by another decline by the end of March. This occurred as investors were concerned about a potential trade war between the US and China, which brought markets to negative territory by the end of the first quarter.

After this volatile period, markets recovered in April and May and returned to positive territory. However, political developments in Italy, Spain and Germany, as well as the threat of a global trade war, increased investors' concerns about global economic growth which, in turn, impacted global equity markets.

Political uncertainty remained a focus for investors, with the formation of new governments in Italy and Spain, disputes in Germany over immigration policy and the ongoing Brexit negotiations. Additionally, the imposition of tariffs to Chinese imports by the US government and the threat of a potential trade war led to increased volatility.

The US Federal Reserve Board (the "Fed") raised the federal funds rate twice during the reporting period, while the other major central banks left policy settings largely unchanged. However, the overall message seemed to be tighter monetary policy going forward. Finally, oil, as measured by the price of Brent crude, reached $78 per barrel during the reported period, driven by increased demand and a much more controlled level of supply.

Portfolio commentary

What worked:

Stock selection in the industrials, real estate, consumer staples, utilities and telecoms sectors contributed to results, as well as the Fund's overweight to the energy sector:

•  The increase in the crude oil price benefited the Fund's holdings in the energy sector. Adding the most value were Equinor (Norway), Suncor Energy (Canada), BP (UK) and Husky Energy (Canada) and Inpex Corp. (Japan).

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Charles Burbeck
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  The Fund's holdings in the industrials sector significantly outperformed those in the Index during the reporting period. Within the sector, our overweights in Thales (France), Ashtead Group (UK) and Babcock International (UK) added the most value to the Fund's performance.

•  In the real estate sector, the Fund's position in Mitsui Fudosan (Japan) was the main contributor to results over the reported period.

•  The Fund's holding in Tesco (UK), within the consumer staples sector, was the main contributor to performance. This was driven by strong results that exceeded market expectations. Elsewhere in the sector, the Fund's holdings in Ahold Delhaize (Netherlands) and Wesfarmers (Australia) added value.

•  Within the utilities sector, the Fund's holding in Centrica (UK) was among the main contributors to performance.

What didn't work:

Stock selection in information technology ("IT") and materials, along with an overweight position in the financials sector, detracted from results during the reported period:

•  The Fund's holdings in the IT sector were the largest detractors from results. In particular, the Fund's position in Sage Group (UK) was negative for performance as the company published results that fell short of consensus estimates. We continue to hold the security.

•  Within materials, the Fund's overweight positions in Shin-Etsu Chemical (Japan) and Thyssenkrupp (Germany) detracted from relative performance. Additionally, not owning mining company BHP Billiton (Australia) proved detrimental for relative performance. We continue to hold the security.

•  The Fund's holdings in the financials sector detracted from results, as political developments in Italy weighed on investors' confidence about the health of the banking sector in Europe. The largest drivers were Banca Mediolanum (Italy), ABN AMRO (Netherlands) and Mediobanca (Italy). We continue to hold the security.

•  Elsewhere in the portfolio, the Fund's holdings in British American Tobacco (UK) and Minebea Mitsumi (Japan) negatively impacted results. We continue to hold the security.

Outlook

It has become clear that the rate of acceleration in global economic growth has moderated from the very strong level in late 2017 and in early 2018. Growth rates by country and region are also more differentiated and less synchronized, with the relative strength of the US amidst this moderation a noteworthy development. Importantly however, while the pace of acceleration may be slowing overall in the global economy, the residual growth rate remains solid and above trend.

Overall, we retain a positive view of global equity markets given underlying global demand growth and more attractive valuations after recent earnings strength. Historically, equities have struggled when real 10 year Treasury yields have exceeded real gross domestic product ("GDP") growth. Even in the US, which has seen some of the largest rises in yields, we are still some way from such restrictive financial conditions. Nonetheless, we are particularly wary of any structural increase in correlations between equities and government bonds.

We currently see value in the energy, health care and financials sectors which have been out of favor, as well as some areas within the IT sector. Conversely, we are underweight long duration, bond-proxy stocks and the consumer sectors, which we believe are currently trading above fair value. In terms of regions, we are still finding

SMA Relationship Trust—Series G

attractive valuations in the UK, Japan and Continental Europe. The portfolio is focused on bottom-up stock ideas with a long term fundamental value approach. We continue to search for fundamentally mispriced securities, and remain ready to take advantage of any opportunities presented by price/value dislocations caused by short term sentiment. We believe the portfolio is well positioned to face any market environment, as risk remains dominated by a large number of diversified, idiosyncratic, stock-specific sources, driven by our fundamental analysis.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/18	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	(1.73)%	11.02%	5.50%	2.42%
MSCI World ex USA Index (net)[2]	(2.77)	7.04	6.23	4.08

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten equity holdings

Percentage of net assets
Sony Corp.	3.0%
Sanofi	3.0
BP PLC	2.6
AIA Group Ltd.	2.4
Unilever NV CVA	2.3
Deutsche Telekom AG (Registered)	2.3
British American Tobacco PLC	2.1
HSBC Holdings PLC	2.0
Erste Group Bank AG	2.0
Otsuka Holdings Co. Ltd.	2.0
Total	23.7%

Top five Issuer breakdown by country or territory of origin

Percentage of net assets
Japan	24.2%
United Kingdom	20.7
Germany	7.4
Netherlands	7.0
Canada	6.3
Total	65.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—June 30, 2018 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.44%
Airlines	1.36
Auto components	3.16
Automobiles	1.76
Banks	12.74
Biotechnology	1.63
Chemicals	3.71
Commercial services & supplies	1.20
Construction & engineering	0.70
Diversified financial services	3.25
Diversified telecommunication services	3.80
Electric utilities	0.65
Electronic equipment, instruments & components	0.63
Food & staples retailing	4.13
Health care equipment & supplies	1.35
Hotels, restaurants & leisure	0.76
Household durables	3.03
Industrial conglomerates	0.76
Insurance	5.89
Machinery	3.12
Common stocks—(concluded)	Percentage of net assets
Marine	0.48%
Media	0.69
Metals & mining	4.49
Multi-utilities	1.41
Oil, gas & consumable fuels	9.78
Personal products	2.32
Pharmaceuticals	8.07
Real estate management & development	0.63
Semiconductors & semiconductor equipment	1.85
Software	4.27
Tobacco	2.09
Trading companies & distributors	3.13
Total common stocks	94.28%
Exchange traded funds	0.47
Short-term investments	3.87
Total investments	98.62%
Other assets in excess of liabilities	1.38
Net assets	100.00%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2018 (unaudited)

	Number of shares	Value
Common stocks—94.28%
Australia—3.03%
Insurance Australia Group Ltd.	211,718	$1,335,665
Rio Tinto Ltd.	22,142	1,368,050
Wesfarmers Ltd.	45,436	1,657,790
Total Australia common stocks		4,361,505
Austria—1.96%
Erste Group Bank AG*	67,506	2,814,318
Belgium—0.29%
Galapagos NV*	4,504	414,807
Bermuda—0.76%
Jardine Matheson Holdings Ltd.	17,300	1,090,128
Canada—6.34%
Enerplus Corp.	80,960	1,021,045
Husky Energy, Inc.	144,330	2,249,513
Paramount Resources Ltd., Class A*	48,028	543,975
Suncor Energy, Inc.	68,679	2,794,909
The Toronto-Dominion Bank	43,436	2,514,011
Total Canada common stocks		9,123,453
Denmark—0.48%
AP Moller—Maersk A/S, Class B	560	692,776
Finland—0.89%
Sampo Oyj, Class A	26,255	1,278,637
France—5.99%
Publicis Groupe SA	14,519	996,329
Sanofi	54,284	4,356,807
Thales SA	16,063	2,066,567
Valeo SA	21,884	1,193,194
Total France common stocks		8,612,897
Germany—7.44%
Deutsche Telekom AG (Registered)*	212,408	3,282,638
Infineon Technologies AG	67,316	1,709,914
LANXESS AG	21,325	1,657,930
SAP SE	21,616	2,494,869
thyssenkrupp AG	64,342	1,559,642
Total Germany common stocks		10,704,993
Hong Kong—3.06%
AIA Group Ltd.	397,600	3,463,657
Power Assets Holdings Ltd.	133,500	932,598
Total Hong Kong common stocks		4,396,255
Ireland—1.36%
Ryanair Holdings PLC, ADR*	17,090	1,952,191
Italy—3.61%
Autogrill SpA	88,413	1,092,038
Banca Mediolanum SpA	309,598	2,091,290
Mediobanca Banca di Credito Finanziario SpA	217,254	2,009,606
Total Italy common stocks		5,192,934
	Number of shares	Value
Common stocks—(continued)
Japan—24.16%
Chiyoda Corp.	116,900	$1,013,605
Inpex Corp.	165,900	1,723,017
ITOCHU Corp.	118,600	2,144,980
Katitas Co. Ltd.	25,700	910,960
Makita Corp.	32,400	1,449,350
MINEBEA MITSUMI, Inc.	104,700	1,764,380
Nabtesco Corp.	41,600	1,278,156
Nintendo Co. Ltd.	3,800	1,240,431
ORIX Corp.	163,900	2,583,408
Otsuka Holdings Co. Ltd.	58,000	2,805,617
Shin-Etsu Chemical Co. Ltd.	25,700	2,283,918
Sony Corp.	85,200	4,363,462
Sumitomo Electric Industries Ltd.	97,600	1,451,568
Sumitomo Mitsui Financial Group, Inc.	55,900	2,180,435
Takeda Pharmaceutical Co. Ltd.	51,600	2,170,712
Tokyo Electron Ltd.	5,500	944,093
Toyota Industries Corp.	34,000	1,903,176
Toyota Motor Corp.	39,200	2,535,024
Total Japan common stocks		34,746,292
Jersey—2.29%
Glencore PLC*	289,589	1,374,907
Shire PLC	34,199	1,926,733
Total Jersey common stocks		3,301,640
Netherlands—7.03%
ABN AMRO Group NV CVA[1]	103,911	2,687,322
ASR Nederland NV	58,910	2,398,867
Koninklijke Ahold Delhaize NV	70,853	1,691,799
Unilever NV CVA	59,893	3,337,055
Total Netherlands common stocks		10,115,043
Norway—3.83%
Equinor ASA	72,967	1,929,434
Telenor ASA	106,401	2,179,145
Yara International ASA	33,850	1,400,448
Total Norway common stocks		5,509,027
Spain—1.11%
Banco Santander SA	297,589	1,590,454
United Kingdom—20.65%
Anglo American PLC	96,853	2,150,226
Ashtead Group PLC	79,134	2,356,558
Babcock International Group PLC	160,649	1,726,088
Barclays PLC	659,821	1,630,902
BP PLC	499,685	3,801,862
British American Tobacco PLC	59,632	3,003,865
Centrica PLC	973,813	2,022,006
GlaxoSmithKline PLC	112,794	2,274,032
HSBC Holdings PLC	310,489	2,901,318
LivaNova PLC*	19,400	1,936,508
Spectris PLC	26,329	904,621
Tesco PLC	763,701	2,584,055

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2018 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
The Sage Group PLC	291,131	$2,404,506
Total United Kingdom common stocks		29,696,547
Total common stocks (cost—$120,526,023)		135,593,897
Exchange traded funds—0.47%
iShares MSCI Canada ETF	1,334	38,033
iShares MSCI EAFE ETF	9,500	636,215
Total exchange traded funds (cost—$696,057)		674,248
	Number of shares	Value
Short-term investments—3.87%
Investment companies—3.87%
State Street Institutional U.S. Government Money Market Fund (cost—$5,575,986)	5,575,986	$5,575,986
Total investments (cost—$126,798,066)—98.62%		141,844,131
Other assets in excess of liabilities—1.38%		1,977,711
Net assets—100.00%		$143,821,842

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 40.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	1,715,000	USD	1,263,897	07/23/18	$(5,355)
BB	USD	1,633,571	COP	4,676,096,637	07/23/18	(39,536)
BB	USD	5,739,939	MXN	119,190,000	07/23/18	242,696
BB	USD	5,540,012	SEK	49,390,000	07/23/18	(17,607)
CITI	HKD	17,390,000	USD	2,215,927	07/23/18	(1,098)
GSI	GBP	8,805,000	USD	11,626,398	07/23/18	(4,486)
GSI	USD	1,515,924	MYR	6,069,000	07/23/18	(14,163)
GSI	USD	324,050	SGD	440,000	07/23/18	(994)
GSI	USD	1,381,081	TRY	6,680,000	07/23/18	60,258
JPMCB	CAD	1,490,000	USD	1,126,344	07/23/18	(7,444)
JPMCB	EUR	910,000	USD	1,054,232	07/23/18	(9,994)
JPMCB	JPY	226,400,000	USD	2,065,342	07/23/18	17,746
JPMCB	NOK	27,940,000	USD	3,407,923	07/23/18	(25,406)
JPMCB	USD	8,332,076	CHF	8,285,000	07/23/18	48,027
JPMCB	USD	599,297	ILS	2,180,000	07/23/18	(2,547)
JPMCB	USD	712,160	INR	48,350,000	07/23/18	(8,119)
MSCI	USD	1,407,486	DKK	9,070,000	07/23/18	16,320
						$248,298

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$13,012,151	$122,581,746	$—	$135,593,897
Exchange traded funds	674,248	—	—	674,248
Short-term investments	—	5,575,986	—	5,575,986
Forward foreign currency contracts	—	385,047	—	385,047
Total	$13,686,399	$128,542,779	$—	$142,229,178
Liabilities
Forward foreign currency contracts	$—	$(136,749)	$—	$(136,749)

At June 30, 2018, $122,581,746 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,687,322, represented 1.87% of the Fund's net assets at period end.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 17, 2018

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2018.

Portfolio performance

For the six-month period, the Fund returned -0.66%, compared to a -0.25% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index returned -0.57% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return during the reporting period and underperformed its benchmark. This was due primarily to yield curve positioning. The Fund did not use derivatives during the reporting period. For more on the Fund's performance, see "Performance at a glance" on page 15.

Market overview

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.3% seasonally adjusted annualized rate during the fourth quarter of 2017. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, second quarter 2018 GDP grew at a 4.1% rate based on the US Commerce Department's initial estimate.1 This represented the strongest pace since the third quarter of 2014.

As expected, the US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period. Specifically, the Fed raised rates in March 2018 and June 2018. With its last rate hike, the federal funds rate2 moved to a range between 1.75% and 2.00%. In addition, starting in October 2017, the Fed began reducing its balance sheet. For the remainder of 2018, the Fed currently anticipates making two additional 0.25% rate hikes, while continuing to pare its balance sheet.

The US fixed income market posted weak results during the reporting period. In the US, short-term Treasury yields moved sharply higher in concert with the Fed's interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the six month period as a whole, the yield on the US 10-year Treasury rose from 2.40% to 2.85% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index, returned -1.62% for the six months ended June 30, 2018. The municipal ("muni") market outperformed the overall US bond market, as the Bloomberg Barclays Municipal Bond Index declined 0.25%.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Portfolio Management
Team, including
Elbridge T. Gerry
Charles W. Grande
Kevin McIntyre
UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 27, 2018, after the reporting period had ended.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

SMA Relationship Trust—Series M

Portfolio commentary

What worked:

•  Duration positioning contributed to performance. Having a shorter duration than that of the benchmark was rewarded as yields move higher across the curve.

•  From a yield curve perspective, an underweight to the long end of the municipal yield curve (20+ years) was beneficial for returns. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  An overweight position in the transportation sector also contributed to relative performance.

What didn't work:

•  Yield curve positioning, overall was the largest detractor from results. In particular, overweights to the seven, 10 and 15 year portions of the municipal yield curve were negative for returns as they lagged the Index.

•  Positioning in certain sectors detracted from performance. Underweights to the hospital and industrial development revenue/pollution control revenue sectors were drags on returns.

•  Security selection of municipal securities rated AA was negative on returns.

•  Security selection in the seven to 15 year portion of the curve detracted from the Fund's performance during the reporting period.

Outlook

As the municipal yield curve fluctuates in response to movements in the Treasury yield curve, we believe active management will become even more important. The portfolio will be positioned and repositioned to take advantage of these inefficient curve movements as we identify them.

Supply remains historically low and advanced refunding volume has dissipated post tax reform as new advanced refunding bonds no longer benefit from their traditional federal tax break. At the same time, fund flows have continued to be in positive territory. We believe that technicals and the long-term attributes of municipal bonds (safety, security, tax-free income) will present a foundation for positive performance moving forward.

Even with a favorable credit outlook across most states, we continue to urge investors to maintain caution and to avoid extending lower down the credit spectrum in pursuit of yield. This strategy can have potentially devastating performance results if a credit is downgraded or defaults. While credit fundamentals have broadly been improving, specific municipalities have seen material stagnation, if not balance sheet deterioration. Average rating spreads mask the idiosyncratic risks pervasive throughout our fragmented market, where variances in spread remain high, but compensated risk is at a low.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Charles W. Grande Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/18	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	(0.66)%	0.56%	3.53%	4.14%
Bloomberg Barclays Municipal Bond Index[1]	(0.25)	1.56	3.53	4.43
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	(0.57)	0.59	3.05	4.14

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—June 30, 2018 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	6.80%
Colorado	0.70
Connecticut	2.91
Florida	14.08
Georgia	0.67
Illinois	6.24
Louisiana	1.31
Maryland	2.83
Massachusetts	7.19
Michigan	0.77
Missouri	0.11
New Jersey	4.95
New York	18.72
North Carolina	1.09
Ohio	3.05
Pennsylvania	7.89
Rhode Island	1.70
South Carolina	1.71
Tennessee	2.17
Texas	9.44
Utah	2.18
Washington	0.66
Wisconsin	1.62
Total long-term municipal bonds	98.79%
Short-term investments	0.04
Total investments	98.83%
Other assets in excess of liabilities	1.17
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—98.79%
California—6.80%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/32	$3,625,000	$4,132,718
Series F, 5.000%, due 05/01/26	1,000,000	1,169,670
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,560,776
Series A, 5.000%, due 06/01/32	2,200,000	2,499,200
5.000%, due 06/01/33	1,200,000	1,359,168
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/28	5,000,000	5,937,750
		16,659,282
Colorado—0.70%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,716,375
Connecticut—2.91%
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,718,095
Series B, 5.000%, due 05/15/26	2,700,000	3,043,548
Series C, 5.000%, due 06/01/20	1,000,000	1,052,680
Series D, 5.000%, due 08/15/26	1,165,000	1,315,588
		7,129,911
Florida—14.08%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,777,770
JEA Water & Sewer Revenue Bonds, Series A-1, 1.550%, due 10/01/38[1]	2,800,000	2,800,000
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds, 5.000%, due 10/01/35	4,530,000	5,109,568
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,312,360
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,378,930
	Face amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	$2,500,000	$2,879,500
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,616,368
Series B, 5.000%, due 07/01/30	2,000,000	2,270,940
The School Board of Miami-Dade County, COP, Series B, 5.000%, due 05/01/26	1,900,000	2,172,023
Series A, 5.000%, due 05/01/31	4,000,000	4,464,280
Series D, 5.000%, due 02/01/23	3,195,000	3,569,198
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,140,989
		34,491,926
Georgia—0.67%
State of Georgia, GO Bonds, Series A-1, 5.000%, due 02/01/19	1,610,000	1,643,037
Illinois—6.24%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,719,301
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series B, 5.000%, due 01/01/23	2,250,000	2,517,165
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,666,475
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue Bonds, 5.000%, due 01/01/24	4,000,000	4,563,320
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,339,231
Series A, 5.000%, due 12/01/32	2,175,000	2,480,674
		15,286,166
Louisiana—1.31%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,218,804

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—(continued)
Maryland—2.83%
Montgomery Country Consolidated Public (Improvement Bond), GO Bonds, Series E, 1.450%, due 11/01/37[1]	$3,400,000	$3,400,000
State of Maryland, State and Local Facilities Loan, GO Bonds, Series B, 5.000%, due 08/01/25	3,000,000	3,526,230
		6,926,230
Massachusetts—7.19%
The Commonwealth of Massachusetts, Consolidated Loan of 2014 Prerefunded, GO Bonds, Series F, 5.000%, due 11/01/22[2]	4,075,000	4,575,695
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,633,284
Series A, 5.000%, due 03/01/35	1,815,000	2,030,695
Series D, 5.000%, due 07/01/26	2,500,000	2,958,300
The Commonwealth of Massachusetts, GO Bonds, Series E, 5.000%, due 11/01/27	4,505,000	5,411,811
		17,609,785
Michigan—0.77%
Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group, Series G, 5.000%, due 12/01/25	1,615,000	1,880,619
Missouri—0.11%
St. Charles County, Public Water District No. 2, COP, Series A, 1.500%, due 12/01/36[1]	275,000	275,000
New Jersey—4.95%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,948,980
Series G, 5.000%, due 01/01/35	2,095,000	2,412,770
State of New Jersey, GO Bonds, 5.000%, due 06/01/21	3,300,000	3,562,020
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,466,081
State of New Jersey, GO Bonds, Series Q, 5.000%, due 08/15/19	725,000	751,093
		12,140,944
	Face amount	Value
Long-term municipal bonds—(continued)
New York—18.72%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/27	$2,500,000	$2,982,325
Subseries F-1, 5.000%, due 04/01/34	2,860,000	3,345,342
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,382,170
Series EE, 5.000%, due 06/15/36	2,760,000	3,111,596
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,335,820
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-4, 1.540%, due 08/01/39[1]	900,000	900,000
Subseries C-2, 5.000%, due 05/01/35	8,260,000	9,649,084
New York City Transitional Finance Authority Revenue Bonds, Series S-1, 5.000%, due 07/15/31	1,050,000	1,189,713
Subseries E-1, 5.000%, due 02/01/32	2,380,000	2,728,218
New York State Dormitory Authority, New York University Prerefunded Revenue Bonds, Series A, BHAC-CR,
5.250%, due 07/01/18[2]	1,130,000	1,130,000
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,449,960
New York State Urban Development Corp., Special Tax, Series A, 5.000%, due 03/15/34	3,000,000	3,390,930
Series A-1, 5.000%, due 03/15/27	6,495,000	7,281,025
		45,876,183
North Carolina—1.09%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	2,290,000	2,683,651
Ohio—3.05%
State of Ohio, Cleveland Clinic Health System Prerefunded Revenue Bonds, Series A, 5.500%, due 01/01/19[2]	1,440,000	1,468,771

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—(continued)
Ohio—(concluded)
State of Ohio, Common Schools Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	$5,000,000	$6,003,250
		7,472,021
Pennsylvania—7.89%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/24	2,000,000	2,281,480
Series A, 5.000%, due 08/01/24	2,180,000	2,486,813
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.000%, due 06/01/22	3,000,000	3,284,760
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 01/01/24	3,055,000	3,438,128
5.000%, due 09/15/26	1,225,000	1,410,526
5.000%, due 01/01/28	3,400,000	3,898,338
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series A-2, 5.000%, due 12/01/36	2,220,000	2,545,963
		19,346,008
Rhode Island—1.70%
Rhode Island Health & Educational Building Corp., Tockwotton Home Issue Prerefunded Revenue Bonds, 8.375%, due 01/01/21[2]	3,000,000	3,471,060
Rhode Island Industrial Facilities Corp., Marine Terminal Revenue, 1.500%, due 02/01/25[1]	700,000	700,000
		4,171,060
South Carolina—1.71%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,247,800
Series C, 4.000%, due 12/01/20	1,855,000	1,931,630
		4,179,430
Tennessee—2.17%
State of Tennessee, GO Bonds, Series A, 5.000%, due 08/01/19	1,490,000	1,545,696
Series B, 5.000%, due 08/01/23	3,295,000	3,768,261
		5,313,957
Texas—9.44%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	2,355,000	2,747,178
	Face amount	Value
Long-term municipal bonds—(continued)
Texas—(concluded)
Cypress-Fairbanks Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/27	$1,370,000	$1,597,900
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,400,000	2,789,160
Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue Bonds, Series A, 5.000%, due 10/01/34	1,805,000	2,109,648
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	2,870,075
Lower Neches Valley Texas Authority Industrial Development Corp. Revenue (ExxonMobil Project), 1.530%, due 11/01/38[1]	1,500,000	1,500,000
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,525,000	2,929,404
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	2,000,000	2,348,180
Texas A&M University, Financing System Revenue Bonds, Series E, 5.000%, due 05/15/25	2,775,000	3,238,730
University of Texas Permanent University, Funding System Revenue Bonds, Series A, 1.430%, due 07/01/38[1]	500,000	500,000
University of Texas Revenue Bonds, Series B, 1.430%, due 08/01/39[1]	500,000	500,000
		23,130,275
Utah—2.18%
State of Utah, GO Bonds, 5.000%, due 07/01/20	5,015,000	5,342,279
Washington—0.66%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,606,812
Wisconsin—1.62%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,744,200

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Long-term municipal bonds—(concluded)
Wisconsin—(concluded)
State of Wisconsin Prerefunded, GO Bonds, Series A, 5.000%, due 05/01/22[2]	$2,000,000	$2,221,540
		3,965,739
Total long-term municipal bonds (cost—$242,881,252)		242,065,495
	Number of shares	Value
Short-term investments—0.04%
Investment companies—0.04%
State Street Institutional U.S. Government Money Market Fund (cost—$90,433)	90,433	$90,433
Total investments (cost—$242,971,685)—98.83%		242,155,928
Other assets in excess of liabilities—1.17%		2,864,671
Net assets—100.00%		$245,020,599

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 40.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)		Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term municipal bonds	$—		$242,065,495	$—	$242,065,495
Short-term investments	—		90,433	—	90,433
Total		$—	$242,155,928	$—	$242,155,928

At June 30, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

August 15, 2018

Dear shareholder,

We present you with the semiannual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2018.

Portfolio performance

For the six months ended June 30, 2018, the Fund returned 0.25%. During the same period, the Fund's benchmark, the S&P SmallCap 600® Index (the "Index"), returned 9.39%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 24.)

The Fund underperformed its benchmark for the six-month period due primarily to stock selection decisions. The Fund did not use derivatives during the reporting period.

Market commentary

The global equity market generated mixed results during the reporting period. US equities posted positive returns during four of the six months of the period. Supporting the market were corporate profits that often exceeded expectations, and continued optimism following the December 2017 signing of a tax reform bill. However, a portion of its gains were given back in February and March of 2018, due to fears that the Federal Reserve may take a more aggressive stance in terms of raising interest rates.

All told, the US stock market, as measured by the S&P 500 Index,1 gained 2.65% for the six months ended June 30, 2018. International equities produced weak results as growth rates in a number of countries moderated, global trade war concerns increased and the US dollar strengthened over the second half of the period. International developed equities, as measured by the MSCI EAFE Index (net),2 retuned -2.75% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 returned -6.66%.

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and current
income while controlling risk

Portfolio managers:

Wilfred Talbot
Manulife Asset Management
(US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series S

Portfolio commentary

What worked:

•  Certain stock selection decisions made a positive contribution to Fund performance during the six months ended June 30, 2018.

  – Five9, Inc. sells cloud-based contact center software solutions. Recent performance was driven by strong top line growth and improved company positioning. We exited the position after it reached a valuation that exceeded our price target.

  – Rapid7 provides security data and analytics solutions. The stock price rose due to accelerating top line growth and improved profitability. We sold the Fund's position given a valuation in excess of our price target.

  – Atricure provides medical devices used in heart surgery. The company reported excellent results for the fourth quarter of 2017 and the first quarter of 2018. The stock's valuation was justifiably re-rated by market analysts to levels similar to the higher echelon medical technology companies. We trimmed the Fund's position due to the outperformance, but we still own and like the name.

  – SS&C Technologies provides software and services for the financial services industry. The stock benefited from steady performance in its core portfolio combined with an accretive purchase of DST Systems. However, as the company's market cap approached $13 billion, we exited the position.

  – Vail Resorts is the largest operator of ski resorts in North America. The company reported strong season-pass sales in advance of the 2018-19 ski season. It has also continued to make acquisitions that are accretive to earnings.

What didn't work:

•  Several stock selection decisions detracted from relative returns during the six-month period.

  – GMS Inc. distributes wallboard and related building products to both the residential and non-residential construction markets. The stock declined after sales came in below expectations and margins contracted due to rising labor and freight costs. We continue to hold the security.

  – American Woodmark manufactures kitchen and bath cabinetry for the new construction and remodeling markets. The stock declined after sales moderated from high-single digits to mid-single digits and rising labor and commodity costs put pressure on margins. We continue to hold the security.

  – Tenneco manufactures emissions-control and ride-control products for cars and trucks. The company recently reported solid sales growth, but margins have been pressured by steel costs, production relocation costs and product launch costs. This led to earnings below consensus during the first half of 2018. We continue to hold the security.

  – Tupperware sells housewares using a direct-selling approach. The company reported a disappointing fourth quarter of 2017 and first quarter of 2018, due to both macroeconomic and company-specific reasons. We believe another guide-down will likely take place during the second quarter earnings release, and thus we sold the stock.

  – MiMedx sells regenerative medicine products for wound care. The stock was down in the first half of 2018 due to the announcement of a historic restatement of financial results. We sold the stock as we felt there was more bad news to come, thus avoiding a large decline in late June. We like the business and would like to re-enter if we get clarity.

SMA Relationship Trust—Series S

We thank you for your continued support and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2018. The views and opinions in the letter were current as of August 15, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/18	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series S	0.25%	8.27%	12.66%	11.19%
S&P SmallCap 600® Index[2]	9.39	20.50	14.60	13.41

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The S&P SmallCap 600® Index measures the small-cap segment of the US equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Univest Corp. of Pennsylvania	2.3%
Banner Corp.	2.1
Columbia Banking System, Inc.	2.0
South State Corp.	1.9
EMCOR Group, Inc.	1.8
Valvoline, Inc.	1.8
The Cooper Cos., Inc.	1.8
Boingo Wireless, Inc.	1.8
Cinemark Holdings, Inc.	1.7
Vail Resorts, Inc.	1.7
Total	18.9%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	97.1%
Israel	0.8
Total	97.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series S

Industry diversification—June 30, 2018 (unaudited)1

Common stocks	Percentage of net assets
Auto components	1.43%
Banks	18.22
Biotechnology	0.77
Building products	3.07
Capital markets	2.05
Chemicals	1.81
Commercial services & supplies	3.85
Communications equipment	3.23
Construction & engineering	3.23
Containers & packaging	1.33
Electric utilities	0.57
Electrical equipment	1.24
Electronic equipment, instruments & components	1.38
Energy equipment & services	1.46
Equity real estate investment trusts	5.39
Health care equipment & supplies	6.34
Hotels, restaurants & leisure	3.68
Household durables	1.36
Household products	0.95
Internet & catalog retail	1.09
Internet software & services	1.22
Common stocks—(concluded)	Percentage of net assets
Leisure products	1.31%
Life sciences tools & services	4.43
Machinery	2.90
Media	1.72
Metals & mining	1.41
Oil, gas & consumable fuels	1.65
Pharmaceuticals	0.96
Semiconductors & semiconductor equipment	2.70
Software	5.46
Specialty retail	2.09
Technology hardware, storage & peripherals	1.23
Trading companies & distributors	3.05
Wireless telecommunication services	1.76
Total common stocks	94.34%
Short-term investments	3.54
Total investments	97.88%
Other assets in excess of liabilities	2.12
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series S

Portfolio of investments—June 30, 2018 (unaudited)

	Number of shares	Value
Common stocks—94.34%
Auto components—1.43%
Tenneco, Inc.	15,566	$684,281
Banks—18.22%
Access National Corp.	23,666	676,848
Banner Corp.	16,406	986,493
Brookline Bancorp, Inc.	23,354	434,384
Columbia Banking System, Inc.	23,794	973,174
ConnectOne Bancorp, Inc.	31,152	775,685
First Community Corp.	12,808	321,481
Hope Bancorp, Inc.	44,664	796,359
Pinnacle Financial Partners, Inc.	8,812	540,616
South State Corp.	10,263	885,184
Union Bankshares Corp.	19,183	745,835
Univest Corp. of Pennsylvania	40,300	1,108,250
Valley National Bancorp	38,385	466,762
		8,711,071
Biotechnology—0.77%
Halozyme Therapeutics, Inc.*	14,246	240,330
Osiris Therapeutics, Inc.*	83	801
Recro Pharma, Inc.*	25,060	125,801
		366,932
Building products—3.07%
American Woodmark Corp.*	7,622	697,794
Armstrong World Industries, Inc.*	12,163	768,702
		1,466,496
Capital markets—2.05%
Evercore, Inc.,Class A	4,563	481,168
Moelis & Co.,Class A	8,491	497,997
		979,165
Chemicals—1.81%
Valvoline, Inc.	40,149	866,014
Commercial services & supplies—3.85%
ABM Industries, Inc.	19,524	569,710
Deluxe Corp.	10,337	684,413
UniFirst Corp.	3,328	588,723
		1,842,846
Communications equipment—3.23%
Casa Systems, Inc.*	25,200	411,516
Infinera Corp.*	47,516	471,834
Quantenna Communications, Inc.*	42,529	660,901
		1,544,251
Construction & engineering—3.23%
EMCOR Group, Inc.	11,391	867,766
Granite Construction, Inc.	12,122	674,711
		1,542,477
Containers & packaging—1.33%
Graphic Packaging Holding Co.	44,006	638,527
Electric utilities—0.57%
Portland General Electric Co.	6,334	270,842
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—1.24%
Regal Beloit Corp.	7,279	$595,422
Electronic equipment, instruments & components—1.38%
TTM Technologies, Inc.*	37,414	659,609
Energy equipment & services—1.46%
Patterson-UTI Energy, Inc.	38,883	699,894
Equity real estate investment trusts—5.39%
American Assets Trust, Inc.	16,658	637,835
EPR Properties	9,832	637,015
First Industrial Realty Trust, Inc.	23,781	792,859
Retail Opportunity Investments Corp.	26,556	508,813
		2,576,522
Health care equipment & supplies—6.34%
AtriCure, Inc.*	14,921	403,613
Integra LifeSciences Holdings Corp.*	7,245	466,650
Merit Medical Systems, Inc.*	9,387	480,614
SeaSpine Holdings Corp.*	64,659	815,997
The Cooper Cos., Inc.	3,677	865,750
		3,032,624
Hotels, restaurants & leisure—3.68%
Dave & Buster's Entertainment, Inc.*	10,969	522,124
Penn National Gaming, Inc.*	12,359	415,139
Vail Resorts, Inc.	2,999	822,296
		1,759,559
Household durables—1.36%
Tupperware Brands Corp.	5,990	247,028
Universal Electronics, Inc.*	12,268	405,457
		652,485
Household products—0.95%
Spectrum Brands Holdings, Inc.	5,556	453,481
Internet & catalog retail—1.09%
PetMed Express, Inc.	11,829	521,067
Internet software & services—1.22%
j2 Global, Inc.	6,742	583,925
Leisure products—1.31%
Nautilus, Inc.*	40,057	628,895
Life sciences tools & services—4.43%
Bio-Rad Laboratories, Inc., Class A*	2,203	635,654
Enzo Biochem, Inc.*	129,333	671,238
Syneos Health, Inc.*	17,291	810,948
		2,117,840
Machinery—2.90%
Mueller Water Products, Inc.,Class A	56,428	661,336
The Timken Co.	16,616	723,627
		1,384,963
Media—1.72%
Cinemark Holdings, Inc.	23,501	824,415

SMA Relationship Trust—Series S

Portfolio of investments—June 30, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Metals & mining—1.41%
Kaiser Aluminum Corp.	6,470	$673,592
Oil, gas & consumable fuels—1.65%
PDC Energy, Inc.*	13,026	787,422
Pharmaceuticals—0.96%
Prestige Brands Holdings, Inc.*	11,921	457,528
Semiconductors & semiconductor equipment—2.70%
Aquantia Corp.*	34,105	394,936
FormFactor, Inc.*	42,716	568,123
MaxLinear, Inc.*	21,013	327,592
		1,290,651
Software—5.46%
Avaya Holdings Corp.*	34,639	695,551
Imperva, Inc.*	10,656	514,152
MobileIron, Inc.*	120,413	535,838
Nice Ltd., ADR*	3,702	384,156
Verint Systems, Inc.*	10,800	478,980
		2,608,677
Specialty retail—2.09%
Build-A-Bear Workshop, Inc.*	25,868	196,597
Lithia Motors, Inc.,Class A	4,293	405,989
Williams-Sonoma, Inc.	6,442	395,410
		997,996
	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—1.23%
Cray, Inc.*	23,840	$586,464
Trading companies & distributors—3.05%
GMS, Inc.*	25,214	683,047
Watsco, Inc.	4,361	777,479
		1,460,526
Wireless telecommunication services—1.76%
Boingo Wireless, Inc.*	37,212	840,619
Total common stocks (cost—$42,319,457)		45,107,078
Short-term investments—3.54%
Investment companies—3.54%
State Street Institutional U.S. Government Money Market Fund (cost—$1,693,531)	1,693,531	1,693,531
Total investments (cost—$44,012,988)—97.88%		46,800,609
Other assets in excess of liabilities—2.12%		1,015,220
Net assets—100.00%		$47,815,829

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 40.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in thePortfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$45,107,078	$—	$—	$45,107,078
Short-term investments	—	1,693,531	—	1,693,531
Total	$45,107,078	$1,693,531	$—	$46,800,609

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 17, 2018

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2018.

Portfolio performance

During the six month reporting period ended June 30, 2018, the Fund gained -3.56% (net of fees). For comparison purposes, the Bloomberg Barclays US Corporate Index returned -3.27%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 32.)

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, such as credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The US fixed income market began 2018 much like 2017 ended, as strong demand globally for corporate credit and a low volatility environment led to continued spread tightening. The spread on the Bloomberg Barclays US Investment Grade Corporate Index touched a low of 85 basis points in early February 2018, its lowest level since February 2007. Yields on US Treasuries increased to begin the year, driven by expectations for improving growth, continued Federal Reserve Board rate hikes and the positive effects from corporate tax reform.

After a prolonged rally characterized by the global reach for yield, improving fundamentals and low volatility, risk assets performance reversed course in February 2018. An uptick in volatility began with what appeared to be a technically driven spike in equity volatility which, in turn, led to an equity market selloff. The spillover was initially contained from fixed income markets until Treasury yields continued to rise, driven by an upside surprise in inflation data later in the month. The continued move higher in Treasury yields and a spike in volatility ultimately put pressure on credit spreads, as they started to widen in February and continued to do so for the remainder of the reporting period.

Additionally, a weaker technical environment for US corporate credit persisted as rising currency hedging costs for global investors slowed demand. Meanwhile, new issue supply was higher than expected due to a surge in merger and acquisition ("M&A") activity. Corporate spreads finished the reporting period at 123 basis points, 30 basis points wider over the course of the period, and 38 basis points wider from the low reached in February. Furthermore, Treasury yields increased while the yield curve flattened. The 10-year US Treasury yield finished the reporting period 44 basis points higher at 2.85%. As a result of higher US Treasury yields and wider corporate spreads, US investment grade corporate credit delivered negative returns during the period, with the Bloomberg Barclays US Corporate Index declining 3.27%.

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

David Vignolo and
Craig Ellinger
UBS Asset Management
(Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

Portfolio performance summary

What worked:

•  Industrial exposure: The Fund moved from an overweight to a neutral overall credit beta in February 2018, which was well timed given the reversal in credit spreads. (Beta is a measure of volatility or risk relative to the market as a whole.) The move to a neutral position was done, in part, by an underweight to industrials and, more specifically, an underweight in the consumer non-cyclical sector. As credit spreads generally widened for the majority of the reporting period, the underweight to industrials contributed to relative performance.

What didn't work:

•  Financial exposure: While the Fund was underweight industrials, we held an overweight exposure to financials, which underperformed in the spread widening environment. Within financials, an overweight exposure to subordinated banks detracted from relative performance.

•  Security selection utilities: Idiosyncratic risk in the utilities sector was negative for returns.

•  Transaction costs: In response to the changing market environment, the Fund incurred transaction costs as we turned over a portion of the portfolio. This was a headwind for performance during the period.

Market outlook

In the near-term, we remain cautious given escalating trade war discussions and a weaker technical environment. While the move wider in spreads over the past few months has offered more attractive valuations, we prefer to be neutral until we see a catalyst for spread tightening. Longer-term, we expect US corporate fundamentals to continue to improve, with rising corporate earnings and US economic growth. US investment grade credit had benefited from a favorable backdrop of improving corporate fundamentals, stronger economic growth and corporate tax reform in the US. With yields in many developed bond markets at very low levels, we believe the US corporate market offers attractive relative value in one of the broadest and most diversified markets for global investors.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	David Vignolo Portfolio Manager SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/18	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	(3.56)%	(0.90)%	3.12%	0.10%
Bloomberg Barclays US Corporate Bond Index[1,4]	(3.27)	(0.83)	3.51	5.39
Bloomberg Barclays US Credit Index[2,4]	(2.99)	(0.65)	3.37	5.15
Bloomberg Barclays US Mortgage-Backed Securities Index[3,4]	(0.95)	0.15	2.25	3.54

1  The Bloomberg Barclays US Corporate Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated investment grade, fixed-rate, taxable corporate bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays US Credit Index is an unmanaged sub-index of the Bloomberg Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective August 1, 2017, SMA Relationship Trust Series T's primary benchmark index is the Bloomberg Barclays US Corporate Index, replacing both the Bloomberg Barclays US Credit Index and Bloomberg Barclays US Mortgage-Backed Securities Index, to more accurately reflect the Fund's investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten equity holdings

Percentage of net assets
Verizon Communications, Inc., 5.500%, 03/16/47	1.5%
Morgan Stanley, 5.500%, 07/28/21	1.5
HSBC Holdings PLC, 5.100%, 04/05/21	1.5
CVS Health Corp., 4.125%, 05/15/21	1.4
HCP, Inc., 4.250%, 11/15/23	1.4
Citigroup, Inc., 4.050%, 07/30/22	1.4
Bank of America Corp., 4.450%, 03/03/26	1.4
Southern Power Co., 4.150%, 12/01/25	1.4
Morgan Stanley, 4.000%, 07/23/25	1.4
Becton Dickinson and Co., 3.250%, 11/12/20	1.4
Total	14.3%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	74.1%
United Kingdom	7.9
Canada	3.0
Netherlands	2.4
Ireland	2.0
Total	89.4%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—June 30, 2018 (unaudited)1

Corporate bonds	Percentage of net assets
Aerospace & defense	0.41%
Agriculture	2.42
Airlines	0.69
Auto manufacturers	4.05
Banks	23.42
Beverages	2.16
Biotechnology	2.37
Building materials	0.40
Chemicals	3.04
Commercial services	0.70
Computers	1.48
Diversified financial services	2.16
Electric	6.97
Food	2.49
Healthcare-products	2.97
Healthcare-services	1.11
Home builders	0.57
Insurance	3.67
Internet	1.84
Iron & steel	0.07
Leisure time	0.33
Corporate bonds—(concluded)	Percentage of net assets
Media	3.47%
Mining	1.06
Miscellaneous manufacturers	0.26
Oil & gas	2.98
Pharmaceuticals	6.03
Pipelines	5.47
Real estate investment trusts	2.43
Retail	1.00
Semiconductors	0.99
Software	1.48
Telecommunications	6.06
Transportation	1.46
Total corporate bonds	96.01%
Asset-backed securities	0.41
Commercial mortgage-backed securities	0.79
Short-term investments	0.71
Total investments	97.92%
Other assets in excess of liabilities	2.08
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Corporate bonds—96.01%
Australia—1.02%
Westpac Banking Corp. 2.100%, due 05/13/21	$750,000	$724,358
Canada—3.00%
Anadarko Finance Co., Series B 7.500%, due 05/01/31	145,000	179,531
Canadian Natural Resources Ltd. 4.950%, due 06/01/47	500,000	515,649
NOVA Chemicals Corp. 5.250%, due 08/01/23[1]	410,000	408,975
Viterra, Inc. 5.950%, due 08/01/20[1]	500,000	522,940
Yamana Gold, Inc. 4.950%, due 07/15/24	500,000	499,455
Total Canada corporate bonds		2,126,550
Cayman Islands—0.54%
Alibaba Group Holding Ltd. 2.800%, due 06/06/23	350,000	336,879
Vale Overseas Ltd. 4.375%, due 01/11/22	46,000	46,575
Total Cayman Islands corporate bonds		383,454
France—1.38%
Air Liquide Finance SA 1.750%, due 09/27/21[1]	480,000	456,729
BNP Paribas SA 5.000%, due 01/15/21	500,000	519,205
Total France corporate bonds		975,934
Germany—0.70%
Deutsche Bank AG 2.850%, due 05/10/19	500,000	495,614
Guernsey—1.40%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	1,000,000	989,240
Ireland—2.03%
GE Capital International Funding Co., Unlimited Co. 4.418%, due 11/15/35	500,000	484,091
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	1,000,000	957,283
Total Ireland corporate bonds		1,441,374
Italy—1.04%
Intesa Sanpaolo SpA 3.875%, due 07/14/27[1]	250,000	215,634
6.500%, due 02/24/21[1]	500,000	518,013
Total Italy corporate bonds		733,647
Liberia—0.33%
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28	250,000	230,799
Luxembourg—0.69%
Allergan Funding SCS 3.450%, due 03/15/22	500,000	491,864
	Face amount	Value
Corporate bonds—(continued)
Mexico—0.46%
America Movil SAB de CV 3.125%, due 07/16/22	$330,000	$323,126
Netherlands—2.37%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30	100,000	132,468
Enel Finance International NV 4.750%, due 05/25/47[1]	500,000	472,401
ING Bank NV 5.000%, due 06/09/21[1]	500,000	519,965
Shell International Finance BV 3.750%, due 09/12/46	500,000	464,371
4.000%, due 05/10/46	90,000	87,090
Total Netherlands corporate bonds		1,676,295
Spain—0.92%
Banco Santander SA 3.500%, due 04/11/22	200,000	195,035
Telefonica Emisiones SAU 4.895%, due 03/06/48	500,000	460,520
Total Spain corporate bonds		655,555
United Kingdom—7.91%
Anglo American Capital PLC 4.875%, due 05/14/25[1]	250,000	251,153
Aon PLC 3.500%, due 06/14/24	140,000	136,127
3.875%, due 12/15/25	120,000	118,427
Barclays PLC 4.337%, due 01/10/28	200,000	189,883
4.836%, due 05/09/28	1,000,000	944,055
GlaxoSmithKline Capital PLC 3.125%, due 05/14/21	750,000	751,634
HSBC Holdings PLC 2.950%, due 05/25/21	330,000	325,422
5.100%, due 04/05/21	1,000,000	1,045,227
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	195,991
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	425,000	412,793
4.800%, due 04/05/26	500,000	502,651
Santander UK Group Holdings PLC 2.875%, due 08/05/21	500,000	484,351
Vodafone Group PLC 5.250%, due 05/30/48	250,000	249,418
Total United Kingdom corporate bonds		5,607,132
United States—72.22%
21st Century Fox America, Inc. 4.950%, due 10/15/45	100,000	104,329
Abbott Laboratories 2.900%, due 11/30/21	1,000,000	984,460
3.750%, due 11/30/26	130,000	127,734
AbbVie, Inc. 2.500%, due 05/14/20	240,000	237,026
3.200%, due 05/14/26	100,000	93,253

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Altria Group, Inc. 3.875%, due 09/16/46	$250,000	$219,484
Amazon.com, Inc. 4.050%, due 08/22/47	750,000	733,432
Anadarko Petroleum Corp. 4.850%, due 03/15/21	180,000	185,227
Andeavor 4.500%, due 04/01/48	500,000	455,297
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	500,000	493,003
4.700%, due 02/01/36	300,000	303,861
4.900%, due 02/01/46	250,000	257,038
Apple, Inc. 4.450%, due 05/06/44	500,000	522,612
AT&T, Inc. 4.100%, due 02/15/28[1]	875,000	835,798
4.300%, due 02/15/30[1]	301,000	284,599
4.500%, due 03/09/48	500,000	429,168
AXA Equitable Holdings, Inc. 5.000%, due 04/20/48[1]	250,000	230,148
Bank of America Corp. 4.450%, due 03/03/26	1,000,000	1,002,141
BAT Capital Corp. 3.222%, due 08/15/24[1]	500,000	473,418
Becton Dickinson and Co. 3.250%, due 11/12/20	1,000,000	993,510
Berkshire Hathaway Energy Co. 5.150%, due 11/15/43	299,000	335,213
Biogen, Inc. 3.625%, due 09/15/22	300,000	299,435
4.050%, due 09/15/25	130,000	130,632
Boston Properties LP 3.800%, due 02/01/24	340,000	338,162
Brighthouse Financial, Inc. 4.700%, due 06/22/47	110,000	90,591
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	250,000	236,378
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	360,000	398,700
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	185,775
4.200%, due 10/29/25	190,000	184,464
Celgene Corp. 3.550%, due 08/15/22	1,000,000	992,103
CF Industries, Inc. 3.450%, due 06/01/23	330,000	312,259
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	350,000	349,948
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[1]	500,000	496,290
Cisco Systems, Inc. 5.900%, due 02/15/39	170,000	210,187
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc. 4.050%, due 07/30/22	$1,000,000	$1,005,110
5.500%, due 09/13/25	915,000	971,165
Comcast Corp. 4.000%, due 03/01/48	500,000	440,134
CVS Health Corp. 4.125%, due 05/15/21	1,000,000	1,017,601
5.050%, due 03/25/48	500,000	504,998
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[1]	500,000	525,636
DISH DBS Corp. 7.875%, due 09/01/19	240,000	249,000
DTE Energy Co. 3.850%, due 12/01/23	260,000	260,244
Duke Energy Corp. 3.550%, due 09/15/21	475,000	476,911
Duke Energy Indiana LLC 6.350%, due 08/15/38	193,000	250,828
Edison International 2.950%, due 03/15/23	140,000	134,450
Enable Midstream Partners LP 4.950%, due 05/15/28	500,000	486,426
Enterprise Products Operating LLC 2.850%, due 04/15/21	100,000	98,749
4.050%, due 02/15/22	350,000	356,040
4.250%, due 02/15/48	500,000	464,824
ERAC USA Finance LLC. 3.850%, due 11/15/24[1]	495,000	492,475
FirstEnergy Corp., Series B 3.900%, due 07/15/27	1,000,000	969,744
Five Corners Funding Trust 4.419%, due 11/15/23[1]	275,000	282,848
Florida Power & Light Co. 5.950%, due 02/01/38	70,000	87,431
Ford Motor Co. 7.450%, due 07/16/31	105,000	123,379
Ford Motor Credit Co. LLC 3.336%, due 03/18/21	375,000	371,591
5.750%, due 02/01/21	500,000	525,015
5.875%, due 08/02/21	400,000	424,015
General Electric Co. 4.650%, due 10/17/21	175,000	181,975
General Mills, Inc. 3.700%, due 10/17/23	350,000	346,306
General Motors Co. 6.600%, due 04/01/36	240,000	259,619
General Motors Financial Co., Inc. 3.550%, due 04/09/21	750,000	747,680
3.700%, due 11/24/20	170,000	170,848
Gilead Sciences, Inc. 4.750%, due 03/01/46	250,000	257,843
Harley-Davidson Financial Services, Inc. 3.350%, due 02/15/23[1]	250,000	244,647
HCA, Inc. 5.000%, due 03/15/24	250,000	250,000

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
HCP, Inc. 4.250%, due 11/15/23	$1,000,000	$1,005,576
Humana, Inc. 4.800%, due 03/15/47	350,000	359,823
Indiana Michigan Power Co. Series K, 4.550%, due 03/15/46	90,000	93,172
International Lease Finance Corp. 5.875%, due 08/15/22	340,000	360,471
8.250%, due 12/15/20	500,000	550,350
JPMorgan Chase & Co. 3.875%, due 09/10/24	440,000	435,737
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	260,000	269,979
Kinder Morgan, Inc. 5.200%, due 03/01/48	500,000	483,040
Kraft Heinz Foods Co. 5.200%, due 07/15/45	170,000	165,259
Lennar Corp. 4.750%, due 05/30/25	220,000	212,850
Lincoln National Corp. 4.350%, due 03/01/48	500,000	461,086
Marsh & Mclennan Cos., Inc. 4.200%, due 03/01/48	250,000	243,066
Masco Corp. 3.500%, due 04/01/21	110,000	109,848
4.450%, due 04/01/25	170,000	170,525
McDonald's Corp. 4.875%, due 12/09/45	250,000	262,486
Microsoft Corp. 4.450%, due 11/03/45	270,000	289,980
Molson Coors Brewing Co. 2.100%, due 07/15/21	500,000	479,426
Morgan Stanley 4.000%, due 07/23/25	1,000,000	996,654
4.875%, due 11/01/22	160,000	165,904
5.500%, due 07/28/21	1,000,000	1,058,101
MPLX LP 4.875%, due 12/01/24	500,000	515,273
4.875%, due 06/01/25	130,000	133,624
Netflix, Inc. 5.500%, due 02/15/22	230,000	236,612
Noble Energy, Inc. 5.050%, due 11/15/44	225,000	224,688
Oracle Corp. 5.375%, due 07/15/40	130,000	146,547
6.125%, due 07/08/39	500,000	612,943
Pfizer, Inc. 7.200%, due 03/15/39	160,000	221,681
PPL Capital Funding, Inc. 4.700%, due 06/01/43	500,000	506,686
Principal Financial Group, Inc. 4.625%, due 09/15/42	500,000	502,632
Prudential Financial, Inc. 6.625%, due 06/21/40	110,000	137,862
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
QUALCOMM, Inc. 4.300%, due 05/20/47	$500,000	$464,777
Reynolds American, Inc. 3.250%, due 06/12/20	500,000	498,995
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	340,000	345,388
Sempra Energy 4.050%, due 12/01/23	220,000	222,704
Southern Power Co. 4.150%, due 12/01/25	1,000,000	1,001,242
Southwest Airlines Co. 2.750%, due 11/16/22	500,000	485,492
Sprint Capital Corp. 6.900%, due 05/01/19	280,000	285,656
Synchrony Financial 4.500%, due 07/23/25	140,000	137,454
Target Corp. 3.625%, due 04/15/46	500,000	445,068
TCI Communications, Inc. 7.875%, due 02/15/26	104,000	127,371
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	110,000	105,108
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	1,000,000	986,923
3.850%, due 01/26/27	1,000,000	960,756
5.150%, due 05/22/45	100,000	99,448
5.750%, due 01/24/22	250,000	267,438
The Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	250,000	295,247
The Kroger Co. 3.400%, due 04/15/22	1,000,000	992,844
3.850%, due 08/01/23	260,000	260,428
The Sherwin-Williams Co. 4.500%, due 06/01/47	500,000	476,817
Time Warner Cable LLC 7.300%, due 07/01/38	677,000	766,947
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	125,000	145,416
Toll Brothers Finance Corp. 4.875%, due 11/15/25	200,000	192,500
Union Pacific Corp. 3.950%, due 09/10/28	500,000	502,181
4.050%, due 11/15/45	140,000	132,753
United Technologies Corp. 6.050%, due 06/01/36	250,000	288,102
UnitedHealth Group, Inc. 4.625%, due 07/15/35	170,000	178,684
VEREIT Operating Partnership LP, REIT 4.125%, due 06/01/21	375,000	380,074
Verizon Communications, Inc. 5.500%, due 03/16/47	1,035,000	1,083,711
Virginia Electric & Power Co. 3.450%, due 09/01/22	130,000	130,053

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2018 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Warner Media LLC 2.950%, due 07/15/26	$200,000	$179,729
3.800%, due 02/15/27	100,000	94,553
Williams Partners LP 4.300%, due 03/04/24	230,000	230,738
5.100%, due 09/15/45	500,000	493,503
Total United States corporate bonds		51,173,188
Total corporate bonds (cost—$70,386,786)		68,028,130
Asset-backed securities—0.41%
United States—0.41%
Verizon Owner Trust Series 2017-2A, Class C, 2.380%, due 12/20/21[1] (cost—$299,973)	300,000	293,902
	Face amount	Value
Commercial mortgage-backed securities—0.79%
United States—0.79%
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E 1 mo. USD LIBOR + 3.000%, 5.073%, due 06/15/33[1,2] (cost—$550,000)	$550,000	$559,446
	Number of shares
Short-term investments—0.71%
Investment companies—0.71%
State Street Institutional U.S. Government Money Market Fund (cost—$501,091)	501,091	501,091
Total investments (cost—$71,737,850)—97.92%		69,382,569
Other assets in excess of liabilities—2.08%		1,476,305
Net assets—100.00%		$70,858,874

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 40.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
16	USD	US Treasury Note 2 Year Futures	September 2018	$3,381,024	$3,389,250	$8,226
15	USD	US Treasury Note 10 Year Futures	September 2018	1,801,545	1,802,812	1,267
5	USD	US Ultra Treasury Note 10 Year Futures	September 2018	639,304	641,172	1,868
				$5,821,873	$5,833,234	$11,361
US Treasury futures sell contracts:
5	USD	Ultra Long US Treasury Bond Futures	September 2018	$(788,274)	$(797,812)	$(9,538)
40	USD	US Treasury Note 5 Year Futures	September 2018	(4,546,817)	(4,544,688)	2,129
				$(5,335,091)	$(5,342,500)	$(7,409)
						$3,952

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$68,028,130	$—	$68,028,130
Asset-backed securities	—	293,902	—	293,902
Commercial mortgage-backed securities	—	559,446	—	559,446
Short-term investments	—	501,091	—	501,091
Futures contracts	13,490	—	—	13,490
Total	$13,490	$69,382,569	$—	$69,396,059
Liabilities
Futures contracts	$(9,538)	$—	$—	$(9,538)

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of 8,190,125, represented 11.56% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

SMA Relationship Trust

June 30, 2018 (unaudited)

Portfolio acronyms:

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

BHAC-CR  Berkshire Hathaway Assurance Corporation—Custodial Receipts

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

FGIC  Financial Guaranty Insurance Corporation

GO  General Obligation

LIBOR  London Interbank Offered Rate

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

Counterparty abbreviations:

BB  Barclays Bank PLC

CITI  Citibank NA

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 to June 30, 2018.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2018 (unaudited)

	Beginning account value January 1, 2018	Ending account value June 30, 2018	Expenses paid during period* 01/01/18 – 06/30/18
Series G
Actual	$1,000.00	$982.70	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series M
Actual	1,000.00	993.40	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series S
Actual	1,000.00	1,002.50	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series T
Actual	1,000.00	964.40	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

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SMA Relationship Trust

Statement of assets and liabilities
June 30, 2018 (unaudited)

	Series G	Series M	Series S	Series T
Assets:
Investments, at cost
Unaffiliated issuers	$126,798,066	$242,971,685	$44,012,988	$71,737,850
Foreign currency	861,267	—	—	—
	$127,659,333	$242,971,685	$44,012,988	$71,737,850
Investments, at value
Unaffiliated issuers	$141,844,131	$242,155,928	$46,800,609	$69,382,569
Foreign currency	860,550	—	—	—
Cash	—	—	—	220,193
Receivable for investments sold	—	—	1,102,511	537,518
Receivable for fund shares sold	228,527	185,284	101,976	780,715
Receivable for dividends and interest	436,840	2,940,777	37,228	784,468
Unrealized appreciation on forward foreign currency contracts	385,047	—	—	—
Receivable for foreign tax reclaims	308,714	—	—	1,767
Due from broker	—	—	—	23,474
Receivable for variation margin on futures contracts	—	—	—	4,070
Total assets	144,063,809	245,281,989	48,042,324	71,734,774
Liabilities:
Unrealized depreciation on forward foreign currency contracts	136,749	—	—	—
Payable for fund shares redeemed	70,503	261,390	46,236	167,928
Payable for foreign withholding taxes and foreign capital gains taxes	34,715	—	—	—
Payable for investments purchased	—	—	180,259	707,972
Total liabilities	241,967	261,390	226,495	875,900
Net assets	$143,821,842	$245,020,599	$47,815,829	$70,858,874
Net assets consist of:
Beneficial interest	$171,517,405	$246,252,587	$38,157,067	$100,926,463
Accumulated undistributed net investment income	2,111,621	4,019	333,083	155,837
Accumulated net realized gain (loss)	(45,089,817)	(420,250)	6,538,058	(27,872,097)
Net unrealized appreciation (depreciation)	15,282,633	(815,757)	2,787,621	(2,351,329)
Net assets	$143,821,842	$245,020,599	$47,815,829	$70,858,874
Shares outstanding	14,091,893	22,257,215	4,033,503	16,167,855
Net asset value, offering and redemption proceeds per share	$10.21	$11.01	$11.85	$4.38

SMA Relationship Trust

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2018 (unaudited)

	Series G	Series M	Series S	Series T
Investment income:
Dividends	$2,788,215	$—	$322,433	$279
Interest	343	2,910,159	10,650	1,291,916
Foreign tax withheld	(218,700)	—	—	—
Net investment income	2,569,858	2,910,159	333,083	1,292,195
Net realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) on:
Investments unaffiliated issuers	7,031,102	348,655	4,514,393	(278,329)
Futures contracts	—	—	—	5,511
Swap agreements	—	—	—	6,389
Forward foreign currency contracts	(700,564)	—	—	—
Foreign currency transactions	(415,939)	36,049	—	(1,354)
Net realized gain (loss)	5,914,599	384,704	4,514,393	(267,783)
Change in net unrealized appreciation (depreciation) on:
Investments unaffiliated issuers	(11,550,439)	(4,731,745)	(4,711,848)	(3,580,870)
Futures contracts	—	—	—	15,379
Swap agreements	—	—	—	(12,838)
Forward foreign currency contracts	504,494	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(17,079)	—	—	—
Change in net unrealized appreciation (depreciation)	(11,063,024)	(4,731,745)	(4,711,848)	(3,578,329)
Net realized and unrealized loss	(5,148,425)	(4,347,041)	(197,455)	(3,846,112)
Net increase (decrease) in net assets resulting from operations	$(2,578,567)	$(1,436,882)	$135,628	$(2,553,917)

SMA Relationship Trust

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M		Series S		Series T
	Six months ended June 30, 2018 (unaudited)	Year ended December 31, 2017	Six months ended June 30, 2018 (unaudited)	Year ended December 31, 2017	Six months ended June 30, 2018 (unaudited)	Year ended December 31, 2017	Six months ended June 30, 2018 (unaudited)	Year ended December 31, 2017
From operations:
Net investment income	$2,569,858	$3,665,803	$2,910,159	$5,629,644	$333,083	$704,054	$1,292,195	$2,669,568
Net realized gain (loss)	5,914,599	9,259,855	384,704	518,262	4,514,393	9,863,615	(267,783)	934,278
Net change in unrealized appreciation (depreciation)	(11,063,024)	23,803,142	(4,731,745)	3,720,136	(4,711,848)	(2,198,845)	(3,578,329)	1,056,101
Contribution from Advisor	—	11,384	—	—	—	—	—	—
Net increase in net assets from operations	(2,578,567)	36,740,184	(1,436,882)	9,868,042	135,628	8,368,824	(2,553,917)	4,659,947
Dividends and distributions to shareholders from:
Net investment income	—	(4,089,745)	(2,912,194)	(5,626,834)	—	(850,533)	(1,996,675)	(3,416,339)
Net realized gain	—	—	—	—	—	(7,368,294)	—	—
Total dividends and distributions to shareholders	—	(4,089,745)	(2,912,194)	(5,626,834)	—	(8,218,827)	(1,996,675)	(3,416,339)
From beneficial interest transactions:
Proceeds from shares sold	10,392,428	36,742,756	36,223,398	77,168,687	8,768,295	18,741,809	131,428,184	50,050,338
Cost of shares redeemed	(7,661,044)	(76,210,861)	(18,093,274)	(93,961,759)	(5,896,016)	(31,420,482)	(130,963,771)	(71,511,892)
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,731,384	(39,468,105)	18,130,124	(16,793,072)	2,872,279	(12,678,673)	464,413	(21,461,554)
Increase (decrease) in net assets	152,817	(6,817,666)	13,781,048	(12,551,864)	3,007,907	(12,528,676)	(4,086,179)	(20,217,946)
Net assets:
Beginning of period	143,669,025	150,486,691	231,239,551	243,791,415	44,807,922	57,336,598	74,945,053	95,162,999
End of period	$143,821,842	$143,669,025	$245,020,599	$231,239,551	$47,815,829	$44,807,922	$70,858,874	$74,945,053
Accumulated undistributed (distributions in excess of) net investment income	$2,111,621	$(458,237)	$4,019	$6,054	$333,083	$—	$155,837	$860,317

SMA Relationship Trust

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2018	Years ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$8.23	$8.32	$8.93	$10.19	$8.76
Income (loss) from investment operations:
Net investment income[1]	0.19	0.25	0.22	0.20	0.21	0.19
Net realized and unrealized gain (loss)	(0.37)	2.20	(0.01)[2]	(0.73)	(1.29)	1.53
Net increase from payment by Advisor	—	0.00[3]	—	—	—	—
Total income (loss) from investment operations	(0.18)	2.45	0.21	(0.53)	(1.08)	1.72
Dividends/distributions:
From net investment income	—	(0.29)	(0.30)	(0.08)	(0.18)	(0.29)
Net asset value, end of period	$10.21	$10.39	$8.23	$8.32	$8.93	$10.19
Total investment return[4]	(1.73)%	30.02%[5]	2.40%	(5.94)%	(10.60)%	19.74%
Ratios to average net assets:
Net investment income	3.55%[6]	2.62%	2.66%	2.26%	2.10%	2.00%
Supplemental data:
Net assets, end of period (000's)	$143,822	$143,669	$150,487	$143,121	$78,554	$93,989
Portfolio turnover	20%	45%	67%	52%	146%	100%

1  Calculated using the average shares method.

2  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2018	Years ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.22	$11.01	$11.23	$11.05	$10.59	$10.97
Income (loss) from investment operations:
Net investment income[1]	0.14	0.28	0.30	0.32	0.31	0.27
Net realized and unrealized gain (loss)	(0.22)	0.21	(0.22)	0.18	0.47	(0.39)
Total income (loss) from investment operations	(0.08)	0.49	0.08	0.50	0.78	(0.12)
Dividends/distributions:
From net investment income	(0.13)	(0.28)	(0.30)	(0.32)	(0.32)	(0.26)
Net asset value, end of period	$11.01	$11.22	$11.01	$11.23	$11.05	$10.59
Total investment return[2]	(0.66)%	4.52%	0.68%	4.61%	7.40%	(1.05)%
Ratios to average net assets:
Net investment income	2.47%[3]	2.52%	2.62%	2.90%	2.87%	2.49%
Supplemental data:
Net assets, end of period (000's)	$245,021	$231,240	$243,791	$237,035	$212,173	$206,770
Portfolio turnover[4]	25%	40%	76%	68%	80%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Effective with the period ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2018	Years ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.82	$11.88	$10.09	$11.51	$13.35	$10.07
Income (loss) from investment operations:
Net investment income[1]	0.08	0.18	0.19	0.16	0.14	0.13
Net realized and unrealized gain (loss)	(0.05)	1.96	2.66	(0.01)[2]	(0.20)	3.40
Total income (loss) from investment operations	0.03	2.14	2.85	0.15	(0.06)	3.53
Dividends/distributions:
From net investment income	—	(0.23)	(0.19)	(0.20)	(0.15)	(0.14)
From net realized gains	—	(1.97)	(0.87)	(1.37)	(1.63)	(0.11)
Total dividends/distributions	—	(2.20)	(1.06)	(1.57)	(1.78)	(0.25)
Net asset value, end of period	$11.85	$11.82	$11.88	$10.09	$11.51	$13.35
Total investment return[3]	0.25%	17.81%	28.24%	1.41%	(0.35)%	35.07%
Ratios to average net assets:
Net investment income	1.41%[4]	1.40%	1.71%	1.37%	1.07%	1.10%
Supplemental data:
Net assets, end of period (000's)	$47,816	$44,808	$57,337	$54,458	$58,733	$74,481
Portfolio turnover	51%	50%	62%	145%	58%	54%

1  Calculated using the average shares method.

2  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2018	Years ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.67	$4.60	$4.58	$4.72	$4.52	$4.68
Income (loss) from investment operations:
Net investment income[1]	0.08	0.15	0.12	0.11	0.11	0.04
Net realized and unrealized gain (loss)	(0.25)	0.12	0.05	(0.10)	0.22	(0.05)
Total income (loss) from investment operations	(0.17)	0.27	0.17	0.01	0.33	(0.01)
Dividends/distributions:
From net investment income	(0.12)	(0.20)	(0.15)	(0.15)	(0.13)	(0.15)
Net asset value, end of period	$4.38	$4.67	$4.60	$4.58	$4.72	$4.52
Total investment return[2]	(3.56)%	5.95%	3.69%	0.19%	7.47%	(0.32)%
Ratios to average net assets:
Net investment income	3.65%[3]	3.25%	2.56%	2.30%	2.29%	0.79%
Supplemental data:
Net assets, end of period (000's)	$70,859	$74,945	$95,163	$107,494	$109,906	$100,992
Portfolio turnover	37%	488%	996%	957%	788%	505%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios.

The Trust has four series available for investment, each having its own investment objectives and policies: Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. Manulife Asset Management (US) LLC ("Manulife") serves as the subadvisor to Series S. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain then current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case

SMA Relationship Trust

Notes to financial statements (unaudited)

of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax- basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

SMA Relationship Trust

Notes to financial statements (unaudited)

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker- dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valu- ing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investments

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to- be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and

SMA Relationship Trust

Notes to financial statements (unaudited)

principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized

SMA Relationship Trust

Notes to financial statements (unaudited)

gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2018, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency con- tracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unreal- ized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

SMA Relationship Trust

Notes to financial statements (unaudited)

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the

SMA Relationship Trust

Notes to financial statements (unaudited)

event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2018.

SMA Relationship Trust

Notes to financial statements (unaudited)

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2018 is reflected in the Statement of assets and liabilities.

At June 30, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$385,047	$385,047

Liability derivatives2

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$(136,749)	$(136,749)

During the period ended June 30, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Foreign exchange risk	Total
Series G
Net realized loss[3]
Forward foreign currency contracts	$(700,564)	$(700,564)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$504,494	$504,494

Table footnotes begin on page 64.

Asset derivatives1

	Interest rate risk	Total
Series T
Futures contracts	$13,490	$13,490

SMA Relationship Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Total
Series T
Futures contracts	$(9,538)	$(9,538)

During the period ended June 30, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Total
Series T
Net realized gain[3]
Futures contracts	$5,511	$5,511
Change in net unrealized appreciation (depreciation)[4]
Futures contracts	$15,379	$15,379

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$385,047	$(136,749)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$385,047	$(136,749)

SMA Relationship Trust

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$242,696	$(62,498)	$—	$180,198
GSI	60,258	(19,643)	—	40,615
JPMCB	65,773	(53,510)	—	12,263
MSCI	16,320	—	—	16,320
Total	$385,047	$(135,651)	$—	$249,396
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(62,498)	$62,498	$—	$—
CITI	(1,098)	—	—	(1,098)
GSI	(19,643)	19,643	—	—
JPMCB	(53,510)	53,510	—	—
Total	$(136,749)	$135,651	$—	$(1,098)

At June 30, 2018, Series T's derivative assets and liabilities were not subject to MNAs.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, interest expense, and commitment fees, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2018, if any, have been included near the end of each Fund's Portfolio of investments.

The following Fund has incurred brokerage commissions with UBS Group AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2018, were as follows:

Fund	Amount
Series S	$102

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

SMA Relationship Trust

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended June 30, 2018, the Funds did not borrow under the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. During the period ended June 30, 2018, there were no recaptured commissions.

Purchases and sales of securities

For the period ended June 30, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales
Series G	$27,619,307		$28,996,980
Series M	90,514,212	*	56,946,520	*
Series S	25,481,077		22,974,512
Series T	26,069,797		25,761,033

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2018
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	987,829	(717,394)	270,435
Series M	3,286,373	(1,633,762)	1,652,611
Series S	742,273	(498,465)	243,808
Series T	3,541,918	(3,435,617)	106,301
	Year ended December 31, 2017
Fund	Shares sold	Shares repurchased	Net decrease in shares outstanding
Series G	4,129,872	(8,601,021)	(4,471,149)
Series M	6,925,626	(8,468,603)	(1,542,977)
Series S	1,498,046	(2,532,859)	(1,034,813)
Series T	10,806,068	(15,409,775)	(4,603,707)

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	2017
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series G	$—	$4,089,745	$—	$4,089,745
Series M	5,580,015	46,819	—	5,626,834
Series S	—	3,535,837	4,682,990	8,218,827
Series T	—	3,416,339	—	3,416,339

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series G	$126,798,066	$20,674,674	$(5,380,311)	$15,294,363
Series M	242,971,685	1,547,416	(2,363,173)	(815,757)
Series S	44,012,988	4,353,868	(1,566,247)	2,787,621
Series T	71,737,850	81,196	(2,432,525)	(2,351,329)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$46,330,452	$2,238,917	$48,569,369
Series M	804,954	—	804,954
Series T	717,873	5,552,350	6,270,223

SMA Relationship Trust

Notes to financial statements (unaudited)

At December 31, 2017, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Expiration dates
Fund	December 31, 2018
Series T	$21,332,904

During the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
Series G	$8,599,642
Series T	803,302

During the fiscal year ended December 31, 2017, the following Funds had capital loss carryforwards expire un-utilized.

Fund	Amount
Series M	$1,558,662
Series T	115,570,788

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2017 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2018, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 7 and 8, 2018 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). The Board of the Trust, including the Independent Trustees, also considered the approval of the investment sub-advisory agreement (the "Sub-Advisory Agreement") (the Advisory Agreements together with the Sub-Advisory Agreement" may be collectively referred to as "Advisory Agreements") between the Trust and Manulife Asset Management (US) LLC ("Manulife" or "Sub-Advisor") for the Series S series of the Trust. Prior to the Meeting, the Independent Trustees' counsel had sent to each of the Advisor and Sub-Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements and Sub-Advisory Agreement, respectively. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2018, June 7, 2018 and June 8, 2018, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor, and if applicable, the Sub-Advisor, to the Fund; (ii) the performance of the Fund and the Advisor, and if applicable, the Sub-Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor, and if applicable the Sub-Advisor, and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor and, if applicable, the Sub-Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

With respect to Series S, the Board also considered the scope and depth of Sub-Advisor's organization and the experience and expertise of the professionals currently providing investment sub-advisory services to Series S. The Board considered that the Sub-Advisor was a large, well-established asset management organization employing

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

investment personnel with significant experience in the investment management industry. The Board also considered the Sub-Advisor's specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which the Sub-Advisor provides advisory services.

After analyzing the services provided by the Advisor, and if applicable, the Sub-Advisor, to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series G, Series S and Series T had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor addressed the performance data for Series M, which had appeared in the fifth quintile for the one-year performance period.

In discussing the performance of Series M for the one-year performance period, the Advisor explained that Series M underperformed its peers due to its higher credit quality profile and its investments in bonds with shorter maturities. The Advisor explained that longer-term and lower-rated securities outperformed during the period. The Advisor explained that Series M's securities portfolio more resembled funds in the Broadridge "Intermediate Municipal Debt" category than its current Broadridge category because of its more targeted duration and credit profile. The Advisor stated that it would ask the Board to consider changing Series M's Broadridge category to the "Intermediate Municipal Debt" category in the future. The Advisor also noted that Series M's comparative peer performance was better for the three-year and five-year performance periods, with Series M appearing in the second quintile in the performance universe for both periods.

The Board concluded that the Advisor's explanations with respect to Series M's performance provided a sound basis for understanding its underperformance in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

With respect to Series S, the Board also reviewed and considered the contractual sub-advisory fee paid by the Advisor to the Sub-Advisor in light of the nature, extent, and quality of the sub-advisory services provided by the Sub-Advisor. The Board noted that the sub-advisory fee to be paid by the Advisor was less than the management fees paid by a comparable fund and account to the Sub-Advisor for its services. After discussing the information about the comparable fund and account, the Board determined that the fees paid by the Advisor to the Sub-Advisor were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to the Sub-Advisor was fair and reasonable.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain invest-

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

ment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

In considering the profitability of the Sub-Advisor and its affiliates in providing services to Series S, the Board noted that the sub-advisory fee is paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered "fall-out" or ancillary benefits to the Sub-Advisor and its affiliates as the result of their relationships with Series S. The Advisor noted that the Sub-Advisor's relationship with Series S was limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that the Sub-Advisor does not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that the Sub-Advisor may receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Upon examining all information provided by the Sub-Advisor, the Board concluded that the level of profits realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement. With respect to Series S, the Board also concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to Series S because the Fund does not pay the sub-advisory fee charged under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2018 UBS Asset Management (Americas), Inc. All rights reserved.

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UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 10, 2018